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                                                                   Exhibit 10.11

                                                                     Page 1 of 4
                                PROMISSORY NOTE
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$200,000                                                       FAIRFAX, VIRGINIA
                                                               January 28, 2000

     THIS NOTE CONTAINS A CONFESSION OF JUDGMENT PROVISION WHICH CONTAINS A WAIVER OF IMPORTANT RIGHTS YOU MAY HAVE AS A DEBTOR AND ALLOWS THE CREDITOR TO OBTAIN A JUDGMENT AGAINST YOU WITHOUT ANY FURTHER NOTICE.

     FOR VALUE RECEIVED, the undersigned, Laurence S. and Jeannine A. Langston (hereinafter collectively referred to as "Maker") jointly and severally promises to pay to the order of NET-tel Corporation, a Florida corporation ("hereinafter referred to as "Noteholder"), at Noteholder's offices at 1023 31st Street, NW, Washington, DC 20007 the principal sum of TWO HUNDRED THOUSAND DOLLARS AND NO/CENTS ($200,000) in lawful money of the United States, and with interest thereon at the rate of 7.25% compounded yearly.

     THIS PROMISSORY NOTE is given by Maker to Noteholder in consideration of receiving said funds for the sole purpose of paying taxes on Maker's exercise of certain non-qualified incentive stock options Maker has with MCI Worldcom, ("Grant"). Maker agrees to provide Noteholder, as soon as practicable, with evidence that Maker has exercised such options and paid said taxes thereto.

     MAKER agrees that this Note shall mature, and Maker shall pay the unpaid principal and accrued interest hereunder on the earlier to occur of: (a) the date that Maker's employment with the Noteholder is terminated for any reason or
(b) January 26, 2002 (the "Maturity Date"); provided, however, that if the Noteholder's parent company consummates an initial public offering or other transaction in which its securities (or the securities of a successor entity) become listed on a national securities exchange or market prior to the Maturity Date, the Noteholder shall make a pre-payment of $100,000 in respect of the amounts due hereunder upon the later to occur of (a) the closing of such transaction or (b) the expiration of any lock-up agreement or similar underwriter restriction to which the Maker is a party in connection with such transaction (unless the application of this provision would result in a payment date which extends beyond the Maturity Date, in which case, all amounts due hereunder shall be due on the Maturity Date).

     MAKER agrees that in the event his employment is terminated with Noteholder, for any reason, prior to the Due Date, Maker hereby authorizes Noteholder, to the extent permitted by law, and at its sole election, to deduct any funds necessary from my paycheck(s) or other amounts owed to the Maker to satisfy this Note. In the event such withholdings do not satisfy the Note, the Maker agrees to repay Noteholder any amounts owed to Noteholder as set forth above. Except as otherwise provided in the first sentence of this paragraph, all payments due under this Note shall be made when due without any set-off or deduction whatsoever. The Maker agrees that it will not interpose, and hereby waives its right to interpose, any plea of recoupment, counterclaim, offset, or claim for deduction in any action to enforce collection of this Note, to the extent permitted by applicable law and excluding any compulsory counterclaims.

Initial /s/ LSL/JAL
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                                                                     Page 2 of 4


     MAKER agrees that if one or more of the following events (an "Event of Default") shall occur and be continuing:

            (a) any default by Maker in the payment when due of any amount due hereunder, and such default shall continue un-remedied for a period of five days after the same shall have become due and payable; or

            (b) any default by the Maker in the performance of any of its other covenants or agreements in this Note;

     THEREUPON: (i) in the case of an Event of Default, the Noteholder may, by notice to the Maker, declare the principal amount then outstanding of, and the accrued interest on, this Note and all other amounts payable by the Maker under this Note to be forthwith due and payable, whereupon such amount shall be immediately due and payable without presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by the Maker;
(ii) the Maker shall pay all of the expenses of the Noteholder incurred for the collection of this Note, including without limitation reasonable attorneys' fees and legal expenses; and (iii) the Maker may exercise from time to time any rights and remedies available to it by law, including those available under any agreement or other instrument relating to the amounts owed under this Note. No delay on the part of the Noteholder in the exercise of any right or remedy and no course of dealing shall preclude other or further exercise thereof or the exercise of any other right or remedy. Noteholder may apply any funds received from the Maker, in such manner and order of priority and against such payment obligations hereunder as Noteholder may determine.

     MAKER'S obligations hereunder are secured by a pledge of (a) the shares underlying the Grant and (b) any options granted by Noteholder to the Maker, including, in each case, any dividends thereon, proceeds thereof and any other securities or property into which the foregoing may be converted. The Maker agrees to enter into a pledge and security agreement setting forth the Noteholder's rights therein in a form prepared by Noteholder, and to take such other actions as may be requested by Noteholder to prefect its security interest therein. Without limiting any other rights available to the Noteholder herein or at law, the Noteholder shall have the right to terminate Lawrence S. Langston immediately and for "Cause" (as such term is used in the Employment Agreement) if the Maker does not comply with the covenants set forth in the preceding two sentences.

     MAKER waive the benefit of any Homestead Exemption as to this indebtedness, notice of maturity, presentment, demand, protest and notice of protest, dishonor, grace and partial payments, before or after maturity, without prejudice to the Noteholder and agrees to pay all cost and expenses, including reasonable attorney's fees, obligated, incurred or paid by the Noteholder in enforcing the terms and conditions of this Promissory Note.

     THIS PROMISSORY NOTE shall be governed as to the validity, interpretation, construction, effect and in all other aspects by the laws and decisions of the Commonwealth of Virginia and the undersigned also consents to the jurisdiction of the Commonwealth of Virginia and to the service of process in connection with this Promissory Note by certified or registered mail at the address set forth below, and that any such service shall be complete within three (3) days after the same shall have been posted as aforesaid.

     Failure to exercise any rights to which the Noteholder may be entitled in the event of any default shall not constitute a waiver of that right in the event of any subsequent default, whether of the same or different nature.

     IN ADDITION TO ALL OTHER REMEDIES AVAILABLE UNDER APPLICABLE LAW, THE MAKER hereby constitutes and appoints James K. Dize or any other designee of Noteholder, with full power of substitution, as their true and lawful attorney in fact, for the Maker, in their names, place and stead, upon the occurrence of an Event of Default, to acknowledge and accept service of process in any suit brought for the collection of this obligation and to confess judgment before the Clerk of the Circuit Court in Fairfax, Virginia for the principal balance of this Note, together with interest, late payment charges, court costs and reasonable

Initial /s/ LSL/JAL
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                                                                     Page 3 of 4

attorneys' fees of 15% of the principal balance of this Note, and hereby ratifies and confirms the acts of said attorney-in-fact as fully as if done by the Maker. The Maker consents to immediate execution of such confessed judgment and waives the benefit of any exemption laws in connection therewith. If the actual attorneys' fees incurred by the Noteholder are less than 15% of the principal balance of this Note, the Noteholder shall not collect from the Maker, in enforcing its judgment lien, more than its actual attorneys; fees.


     THE MAKER HEREBY ACKNOWLEDGES AND UNDERSTANDS THAT NOTHING CONTAINED IN THIS NOTE SHALL BE DEEMED AS CREATING AN EMPLOYMENT CONTRACT OR A CONDITION OF EMPLOYMENT.

     WITNESS the following signatures and seals:

                                       MAKERS:

                                       /s/ Laurence S. Langston (Seal)
                                       ------------------------
                                       Laurence S. Langston

                                       /s/ Jeannine A. Langston (Seal)
                                       ------------------------
                                       Jeannine A. Langston

                                       Address: 13 Talley Court

                                                North Potomac, MD 20878


State of Virginia
 County of Fairfax  To wit:


     I Susan Day, a Notary Public of and for the county and State aforesaid, do hereby certify that Laurence S. Langston, who signed the foregoing Promissory Note, bearing date on the 28th day of January, 2000, has acknowledged same before me in my county aforesaid.

     Given under my hand this 28th day of January 2000.

                                                  /s/ Susan G. Day
                                                  -----------------------
                                                  Notary Public
                                                  Susan G. Day
                                                  Commission Expires 4/30/2001


Initial /s/ LSL/JAL
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                                                                     Page 4 of 4

State of Virginia
 County of Fairfax  To wit:


     I Susan Day, a Notary Public of and for the county and State aforesaid, do hereby certify that Laurence S. Langston and Jeannine A. Langston, who signed the foregoing Promissory Note, bearing date on the 28th day of January, 2000, has acknowledged same before me in my county aforesaid.

     Given under my hand this 28th day of January 2000.

                                                    /s/ Susan E. Day
                                                    __________________________
                                                    Notary Public
                                                    Susan E. Day

     My commission expires 4-30, 2001.



Initial /s/ LSL/JAL
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